SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2005

SYNIVERSE HOLDINGS, LLC

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88168-1	30-0041664
Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tampa City Center, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

Syniverse Holdings, LLC has entered into an Amendment No. 1 to Limited Liability Company Agreement and Dissolution Agreement, dated as of February 9, 2005, with Syniverse Holdings, Inc. and certain members of Syniverse Holdings, LLC (the “Dissolution Agreement”). The Dissolution Agreement provides, among other things, for (i) the distribution of the capital stock of Syniverse Holdings, Inc. to the members of Syniverse Holdings, LLC, (ii) the termination of certain equity agreements among Syniverse Holdings, LLC and its members and (iii) the subsequent dissolution of Syniverse Holdings, LLC.

Syniverse Holdings, LLC has also entered into an Amendment No. 1 to Stock Purchase Agreement, dated as of February 9, 2005, with Syniverse Holdings, Inc., GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Capital Partners, L.P. and GTCR Co-Invest, L.P. (the “Amendment”). The Amendment provides, among other things, for (i) the elimination of the requirement to obtain the consent of GTCR Fund VII, L.P. before taking various corporate actions. Pursuant to the Amendment, the GTCR-affiliated funds will be permitted to designate a representative to the compensation and nominating and corporate governance committees of Syniverse Holdings, Inc. so long as the funds associated with GTCR own at least 37.5% of the common stock that they own immediately following the initial public offering of the common stock of Syniverse Holdings, Inc. and there is no prohibition against a GTCR designee serving on such committees under applicable law or under the rules of the New York Stock Exchange. The Amendment will also require Syniverse Holdings, Inc. to obtain the consent of the GTCR-affiliated funds before issuing stock-based compensation to any of the executive officers with senior management agreements described below. The funds’ rights under this provision will terminate when they cease to own at least 50% of the common stock they will own immediately following this offering.

The Amendment will also obligate Syniverse Holdings, Inc. to deliver to the GTCR-affiliated funds financial statements, reports by accountants and an annual budget according to a specified schedule. The GTCR-affiliated funds may also inspect our properties, financial and corporate records as well as question directors, officers, key employees and independent accountants regarding the finances and affairs of Syniverse Holdings, Inc. In each case, the GTCR-affiliated funds may suspend or terminate such obligations at their election from time to time by written notice.

In addition, Syniverse Holdings, LLC and Syniverse Technologies, Inc. have entered into amended and restated senior management agreements, dated as of February 9, 2005, with each of G. Edward Evans, Raymond L. Lawless, F. Terry Kremian, Paul A. Wilcock, Michael J. O’Brien, Wayne G. Nelson, Gilbert L. Mosher, Robert F. Garcia, Jr., Charles A. Drexler, Linda Hermansen, Eugene Bergen Henegouwen and Paul Corrao. The senior management agreements were amended to add Syniverse Holdings, Inc. as a party and to provide substantially the same rights, restrictions and vesting schedule as will apply to the shares of common stock of Syniverse Holdings, Inc. that they will receive under the amended agreements as apply to the units of Syniverse Holdings, LLC that they will surrender upon the dissolution of Syniverse Holdings, LLC.

The Dissolution Agreement, the Amendment and the amended and restated senior management agreements are attached hereto as Exhibits 10.1 through 10.14 and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Dissolution Agreement, the Amendment and the amended and restated senior management agreements.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 7, 2005, pursuant to resolution adopted at a special meeting of the board of managers of Syniverse Holdings, LLC and of the board of directors of Syniverse Technologies, Inc., the authorized number of managers and directors, respectively, was increased to ten and James B. Lipham and Jack Pearlstein were subsequently appointed to the boards of the Registrants. Mr. Lipham will also serve on the audit committee of the board of directors of Syniverse Holdings, Inc.

James B. Lipham is senior executive vice president and chief financial officer of Total System Services, Inc. (TSYS). A majority-owned subsidiary of Synovus®, TSYS is publicly held and traded on the NYSE. Mr. Lipham joined Synovus Financial Corp., formerly Columbus Bank and Trust Company Bancshares, Inc., in 1984 as vice president and assistant treasurer of the Financial Division. In December 1987, he transferred to TSYS as treasurer where he later became executive vice president and CFO. Prior to joining Synovus Financial Corp., Mr. Lipham was senior vice president and CFO of First Federal Savings and Loan in Columbus, Ga. Prior to First Federal, he was employed with Ernst & Whinney as a senior accountant. Mr. Lipham holds a BA in business administration from West Georgia College. Mr. Lipham serves on the board of directors of Columbus Productions, Inc., ProCard, Inc. and Vital Processing Services. He is also a member of the board of trustees of the State University of West Georgia Foundation and the board of directors of the Columbus Area Habitat for Humanity, Inc.

Jack Pearlstein served as Chief Financial Officer, Treasurer and Secretary of DigitalNet Holdings, Inc. from September 2001 through October 2004, when DigitalNet Holdings, Inc. was acquired by BAE Systems, North America. From September

2000 until July 2001, Mr. Pearlstein served as Chief Financial Officer of Commerce One, Inc.’s Global Services division, which he joined in September 2000 when Commerce One, Inc. acquired AppNet, Inc. From July 1998 until September 2000, Mr. Pearlstein served as AppNet’s Senior Vice President and from May 1999 until September 2000, Mr. Pearlstein served as AppNet’s Chief Financial Officer and Treasurer. From November 1996 until July 1998, Mr. Pearlstein was a Managing Director and Principal of Foxhall Capital, LLC. Mr. Pearlstein has a BS degree in Accounting from New York University and an MBA in Finance from George Washington University.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Limited Liability Company Agreement and Dissolution Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, Inc., Syniverse Holdings, LLC and certain of the members of Syniverse Holdings, LLC.

10.2	Amendment No. 1 to Stock Purchase Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Capital Partners, L.P. and GTCR Co-Invest, L.P.

10.3	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and G. Edward Evans.

10.4	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Raymond L. Lawless.

10.5	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and F. Terry Kremian.

10.6	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Paul A. Wilcock.

10.7	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Michael J. O’Brien.

10.8	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Wayne G. Nelson.

10.9	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Gilbert L. Mosher.

10.10	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Robert F. Garcia, Jr.

10.11	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Charles A. Drexler.

10.12	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Linda Hermansen.

10.13	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Eugene Bergen Henegouwen.

10.14	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Paul Corrao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: February 11, 2005

SYNIVERSE HOLDINGS, LLC
(Registrant)

/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Amendment No. 1 to Limited Liability Company Agreement and Dissolution Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, Inc., Syniverse Holdings, LLC and certain of the members of Syniverse Holdings, LLC.

10.2*	Amendment No. 1 to Stock Purchase Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Capital Partners, L.P. and GTCR Co-Invest, L.P.

10.3*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and G. Edward Evans.

10.4*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Raymond L. Lawless.

10.5*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and F. Terry Kremian.

10.6*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Paul A. Wilcock.

10.7*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Michael J. O’Brien.

10.8*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Wayne G. Nelson.

10.9*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Gilbert L. Mosher.

10.10*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Robert F. Garcia, Jr.

10.11*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Charles A. Drexler.

10.12*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Linda Hermansen.

10.13*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Eugene Bergen Henegouwen.

10.14*	Amended and Restated Senior Management Agreement, dated as of February 9, 2005, by and among Syniverse Holdings, LLC, Syniverse Holdings, Inc., Syniverse Technologies, Inc. and Paul Corrao.

*	Filed herewith electronically.